UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Tyra Biosciences, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 ANNUAL MEETING OF STOCKHOLDERS

May 28, 2026

TYRA BIOSCIENCES, INC.

2656 State Street

Carlsbad, California 92008

April 17, 2026

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Tyra Biosciences, Inc., a Delaware corporation (the “Company”) at 10:00 a.m. Pacific Time on Thursday, May 28, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing paper usage. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a notice with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability that is being sent to you.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section entitled “How can I attend the Annual Meeting?” of the proxy statement for more information about how to attend the virtual-only meeting.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received our Notice of Internet Availability of Proxy Materials, the instructions regarding how you can access your proxy materials and vote are contained in that notice. If you have received written proxy materials, the instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy. If you hold your shares through a bank or broker, you will need a proxy from your bank or broker to vote your shares online at the Annual Meeting.

Thank you for your support.

Sincerely,

Todd Harris
President, Chief Executive Officer and Director
Carlsbad, California

Notice of Annual Meeting of Stockholders

To be Held Thursday, May 28, 2026

TYRA BIOSCIENCES, INC.

2656 State Street, Carlsbad, California 92008

The Annual Meeting of Stockholders (the “Annual Meeting”) of Tyra Biosciences, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Pacific Time on Thursday, May 28, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting, and submit questions for consideration at the online meeting. To be admitted to the Annual Meeting’s live webcast, you must register at www.proxydocs.com/TYRA as described in the proxy materials or your proxy card. As part of the registration process, you must enter the Control Number included in your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you. The Annual Meeting will be held for the following purposes:

1.

To elect three directors to serve as Class II directors for a three-year term expiring at the 2029 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing paper usage. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a Notice of Internet Availability of Proxy Materials with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability of Proxy Materials that is being sent to you.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Holders of record of our Common Stock as of the close of business on April 2, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares as soon as possible via the toll-free telephone number or over the Internet, as described in the enclosed proxy materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

Todd Harris
President, Chief Executive Officer and Director
Carlsbad, California
April 17, 2026

PROXY STATEMENT

TYRA BIOSCIENCES, INC.

2656 State Street, Carlsbad, California 92008

General

This proxy statement is furnished in connection with the solicitation by the board of directors (the “Board”) of Tyra Biosciences, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held virtually on Thursday, May 28, 2026 (the “Annual Meeting”), at 10:00 a.m., Pacific Time, and at any continuation, postponement or adjournment thereof. Holders of record of shares of our common stock, $0.0001 par value per share (“Common Stock”), as of the close of business on April 2, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. As of the Record Date, there were 59,485,237 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”), or Notice of Internet Availability of Proxy Materials, as applicable, will be sent on or about April 17, 2026 to our stockholders on the Record Date.

In this proxy statement, “Tyra,” the “Company,” “we,” “us” and “our” refer to Tyra Biosciences, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 28, 2026:

This Proxy Statement and our 2025 Annual Report to Stockholders are available at:

www.proxydocs.com/TYRA.

Proposals

At the Annual Meeting, our stockholders will be asked:

1.

To elect Habib J. Dable, Susan Moran, M.D., M.S.C.E. and Robert More as Class II directors for a three-year term that expires at the 2029 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as our independent public accounting firm for the fiscal year ending December 31, 2026; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote, as follows:

1.	FOR each of the nominees for election as a Class II director as set forth in this proxy statement; and

2.	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information about this Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our 2025 Annual Report available to our stockholders electronically via the Internet. On or about April 17, 2026, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce paper usage and reduce the cost to us associated with the printing and mailing of materials.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, we will provide copies of these documents, free of charge, upon written request to Tyra Biosciences, Inc., 2656 State Street, Carlsbad, California 92008, Attention: Corporate Secretary or by calling (619) 728-4760. Such requests by street name holders should be made through their bank, broker or other holder of record.

Stockholders sharing an address that are receiving multiple copies of the Internet Notice can request delivery of a single copy of the proxy statement or annual report or Internet Notice by contacting their broker, bank or other intermediary or sending a written request to Tyra Biosciences, Inc. at the above address or by calling (619) 728-4760.

Questions and Answers about the Annual Meeting of Stockholders

Who is entitled to vote on matters presented at the Annual Meeting?

The Record Date for the Annual Meeting is April 2, 2026. You are entitled to vote on the matters presented at the Annual Meeting if you were a record holder at the close of business on the Record Date. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 59,485,237 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Common Stock is our only class of stock entitled to vote.

What is the difference between being a “Record Holder” and holding shares in “Street Name”?

If, on the Record Date, your shares were registered directly in your name then you are a stockholder of record.

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.

Am I entitled to vote if my shares are held in “Street Name”?

Yes. If your shares are held in street name, these proxy materials, along with instructions on how to vote your shares, are being provided to you by your brokerage firm, bank, dealer or other similar organization. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization how to vote your shares, and the brokerage firm, bank, dealer or other similar organization is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting, unless you obtain, and present at the Annual Meeting, a legal proxy from your brokerage firm, bank, dealer or other similar organization.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. Under Delaware law and our Amended and Restated Bylaws (the “Bylaws”), the presence at the Annual Meeting online, or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting.

How can I attend the Annual Meeting?

As noted above, we have decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting only if you are a record holder or beneficial owner of our Common Stock as of the Record Date. If you are a record holder you are entitled to vote at the Annual Meeting. If you hold your shares in street name you must obtain a legal proxy from your brokerage firm, bank, dealer or other similar organization to vote at the Annual Meeting. To attend and participate in the Annual Meeting, you will need the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your Control Number or otherwise vote through the bank or broker. To be admitted to the Annual Meeting and vote your shares, you must register to attend the Annual Meeting at www.proxydocs.com/TYRA and provide the Control Number by 2:00 p.m. Pacific Time on May 26, 2026. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

This year’s stockholder question and answer session will include questions submitted in advance of the Annual Meeting. You may submit a question in advance of the meeting as a part of the registration process. Questions pertinent to meeting matters and that are submitted in accordance with our Rules of Conduct for the Annual Meeting will be answered during the meeting, subject to applicable time constraints. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. In order to promote fairness, efficient use of time and in order to ensure responses to all stockholders, we will respond to up to two questions from a single stockholder.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) the holders of a majority of the shares entitled to vote, present at the virtual meeting, or represented by proxy, are authorized by our Bylaws to adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

With respect to the election of directors, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. With respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, you may vote “For,” “Against” or “Abstain” from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy prior to the Annual Meeting to ensure that your vote is counted.

•

Via the Internet: You may vote at www.proxypush.com/TYRA, 24 hours a day, seven days a week, by following the instructions provided in the Internet Notice. You will need to use the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials to vote via the Internet.

•

By Telephone: You may vote using a touch-tone telephone by calling (866) 485-1932, 24 hours a day, seven days a week. You will need to use the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials to vote by telephone. Votes submitted by telephone must be received by 9:59 a.m., Pacific Time, on May 28, 2026.

•

By Mail: If you request printed copies of the proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.

•

At the Virtual Annual Meeting: You may vote during the virtual Annual Meeting through www.proxydocs.com/TYRA. To be admitted to the Annual Meeting and vote your shares, you must register to attend the Annual Meeting at www.proxydocs.com/TYRA by 2:00 p.m. Pacific Time on May 26, 2026 and provide the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than directly from us. Please check with your bank, broker, or other agent and follow the voting instructions they provide to vote your shares. Generally, you have three options for returning your proxy.

•

By Method Listed on Voting Instruction Card: Please refer to your voting instruction card or other information provided by your bank, broker or other agent to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by your broker, bank or other agent. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank, broker or other agent does not offer Internet or telephone voting information, please follow the other voting instructions they provide to vote your shares.

•	By Mail: You may vote by signing, dating and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank or other agent.

•

At the Virtual Annual Meeting: To vote online during the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker or bank to request the proxy form authorizing you to vote the shares. You must also register to attend the Annual Meeting at www.proxydocs.com/TYRA and provide the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Can I change my vote after I submit my Proxy?

Yes. If you are a record holder, you may revoke your proxy and change your vote any time before the proxy is voted at the Annual Meeting:

•	by submitting a duly executed proxy bearing a later date than your prior proxy;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Corporate Secretary of Tyra prior to or at the Annual Meeting; or

•	by voting online at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote virtually at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot at the Annual Meeting.

Who will count the votes?

A representative from BetaNXT is expected to tabulate the votes and an employee of the Company is expected to be our inspector of election and will certify the votes.

What if I do not specify how my shares are to be voted?

If you are a record holder and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you are a record holder and submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 1 of this proxy statement, along with the description of each proposal in this proxy statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What are broker non-votes and do they count for determining a quorum?

Shares represented by proxies that reflect a broker non-vote will be counted as present for purposes of determining the presence of a quorum. As discussed above, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares on a particular matter. A broker has discretionary power to vote shares without instruction from the beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. Thus, broker non-votes are not expected on that proposal. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Broker non-votes on the election of directors, which is considered a non-routine matter, will have no effect because they are not considered votes cast, and the three directors that receive the highest number of votes will be elected.

What is an Abstention and how will votes Withheld and Abstentions be treated?

Shares of Common Stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of Ernst & Young LLP, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the three directors that receive the highest number of votes will be elected, and abstentions are not considered to be a vote cast and will have no effect on the ratification of the appointment of Ernst & Young LLP.

How many votes are required for the approval of the proposals to be voted upon and how will Abstentions and Broker Non-Votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for or against the matter.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Will any other business be conducted at the Annual Meeting?

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Where can I find the voting results of the Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposals To Be Voted On

Proposal 1—Election of Directors

At the Annual Meeting, three (3) Class II directors are to be elected to hold office for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2029 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Habib J. Dable, Susan Moran, M.D., M.S.C.E. and Robert More for re-election as Class II directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Our Amended and Restated Certificate of Incorporation and Bylaws provide that the authorized number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Board. We currently have ten (10) authorized directors on our Board, and as of the date of the Annual Meeting we will have nine (9) authorized directors on our Board. As set forth in our Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The following table summarizes the class, independence and committee membership of our directors:

Name	Age	Position	Independent	Committee Membership(1)
CLASS II DIRECTORS—Nominated for Re-election with a Term to Expire at the 2029 Annual Meeting

Habib J. Dable	56	Director	X

Susan Moran, M.D., M.S.C.E.	56	Director	X	Compensation (Chair); Science and Technology
Robert More	58	Chairman of the Board	X	Audit; Nominating and Corporate Governance (Chair)

CLASS III DIRECTORS—Terms to Expire at the 2027 Annual Meeting
Melissa McCracken, Ph.D.	39	Director	X	Audit; Science and Technology
Jake Simson, Ph.D.	40	Director	X	Nominating and Corporate Governance; Science and Technology (Chair)
Rehan Verjee	45	Director	X	Audit (Chair); Compensation

CLASS I DIRECTORS—Terms to Expire at the 2028 Annual Meeting

Todd Harris, Ph.D.	46	President, CEO and Director
Adele M. Gulfo	63	Director	X	Compensation
S. Michael Rothenberg, M.D., Ph.D.	56	Director	X	Science and Technology

(1)

Gilla Kaplan, Ph.D. is currently a member of the Nominating and Corporate Governance Committee and the Science and Technology Committee. Her membership on each such committee will end upon the end of her term as a Class II director as of the date of the Annual Meeting.

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock entitled to vote in the election of directors.

In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

All of the persons whose names and biographies appear below are currently serving as our directors. Each of our directors brings to the Board significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or private equity and venture capital firms. The process undertaken by the Nominating and Corporate Governance Committee in recommending qualified director candidates is described below under “Board Qualifications and Director Nomination Process.” Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the following paragraphs.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board unanimously recommends a vote FOR the election of the three nominees for Class II directors.

Information Regarding Directors

The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for Election to the Board:

Class II Directors (Terms to Expire at the 2029 Annual Meeting)

Habib J. Dable has served as a member of our Board since April 2026. Mr. Dable has served as an advisor at RA Capital Management, L.P., an investment manager, since April 2022. Previously, Mr. Dable served as President and Chief Executive Officer of Acceleron Pharma Inc., a biopharmaceutical company, from December 2016 until its acquisition by Merck in November 2021. Prior to joining Acceleron, Mr. Dable held roles of increasing responsibility at Bayer AG beginning in 1994, serving as the President of Pharmaceuticals for Bayer in the U.S. from October 2015 until December 2016. From 2013 to 2015, Mr. Dable served as the Executive Vice President and Global Head of Specialty Medicine for Bayer HealthCare Pharmaceuticals, and from 2010 to 2012, he was the Vice President of Ophthalmology & Global Launch Team Head for EYLEA. Mr. Dable has served as a member of the board of directors of Spyglass Pharma, Inc. since February 2026, Relay Therapeutics, Inc. since November 2025, Day One Biopharmaceuticals, Inc. since January 2024, and PepGen Inc. since September 2022, and he previously served as a member of the board of directors of Millendo Therapeutics, Inc. from September 2018 until January 2021, Blueprint Medicines Corporation (which was subsequently acquired by Sanofi S.A.) from June 2022 to July 2025, Aerovate Therapeutics, Inc. from July 2023 to April 2025, and Albireo Pharma, Inc. (which was subsequently acquired by Ipsen Biopharmaceuticals, Inc.) from August 2022 to March 2023. Mr. Dable holds a bachelor’s degree in business administration and an MBA, each from the University of New Brunswick in Canada. We believe that Mr. Dable’s experience in the life sciences industry and the venture capital industry and his leadership and management experience provide him with the qualifications and skills to serve on our Board.

Susan Moran, M.D., M.S.C.E. has served as a member of our Board since May 2024. Dr. Moran served as Chief Medical Officer of RayzeBio, Inc. (acquired by Bristol Myers Squibb in February 2024) from July 2021 to May 2024. Prior to that, from March 2018 to June 2021, Dr. Moran was Chief Medical Officer at QED Therapeutics, Inc., an affiliate of BridgeBio Pharma, Inc., where she oversaw clinical development of infigratinib, leading to approval of Truseltiq. Prior to QED, Dr. Moran was at Puma Biotechnology, Inc. from 2014 to February 2018, contributing to the approval of Nerlynx®. She was Senior Medical Director until December 2016 when her role expanded to Vice President and Head of Clinical Development. Dr. Moran has played roles in the development, registration, and post-marketing support of products for a number of solid tumors, including bile duct, urothelial, and liver cancer, among others, as well as multiple sclerosis, achondroplasia, and other disorders. She is a board-certified internist and has served on the faculty of the University of Pennsylvania School of Medicine and Harvard Medical School. Dr. Moran has served on the boards of directors of BioAtla, Inc. since December 2020 and Crescent Biopharma, Inc. since November 2024. Dr. Moran received her B.A. from the University of

Virginia, M.D. from Duke University and M.S. in Clinical Epidemiology from the University of Pennsylvania School of Medicine. We believe that Dr. Moran’s expertise and experience in the life sciences industry, her experience as a director of a biotechnology company and her educational background provide her with the qualifications and skills to serve on our Board.

Robert More has served as a member of our Board since November 2018 and our Chairman since March 2019. Since November 2016, Mr. More has served as Managing Director of Alta Partners, a venture capital firm. From July 2013 to May 2015, Mr. More served as Senior Advisor for the Bill and Melinda Gates Foundation and led its Global Health Venture Initiative. He served as a General Partner of venture capital firms Frazier Healthcare Ventures and Domain Associates from September 2008 to June 2013 and from June 1996 to July 2008, respectively. Mr. More currently serves on the board of directors of Vir Biotechnology, Inc, a publicly traded company, and is a member of its audit committee and serves as Chair of its compensation committee. He also currently serves on the boards of directors of the following privately held biotechnology companies: Amplitude Therapeutics; eGenesis Bio; Kelonia Therapeutics; MBrace Therapeutics; SciThera; and Variant Bio, Inc. Mr. More was a founding member of the board of directors of the Kauffman Fellows Program and previously served on the board of directors of One Revolution and The Foundation for Innovative New Diagnostics. He received his Bachelor of Science Degree in Biology from Middlebury College and an MBA from the Darden School of Business Administration at the University of Virginia. We believe that Mr. More is qualified to serve on our Board due to his experience serving on the boards of directors of biotechnology companies, his extensive experience as a director of public companies, and his investment experience in the life sciences industry.

Continuing Members of the Board:

Class III Directors (Terms to Expire at the 2027 Annual Meeting)

Melissa McCracken, Ph.D. has served as a member of our Board since March 2021. Since September 2019, Dr. McCracken has served as a principal and currently as a partner at Nextech Invest Ltd., a venture capital firm focused on precision therapeutics. Prior to Nextech, Dr. McCracken was an associate and then senior associate at Third Rock Ventures, LLC from February 2017 until August 2019, a venture capital firm where she focused on scientific due diligence, partnership development and new company formation in oncology and immunology. At Third Rock Ventures, Dr. McCracken helped build and launch Celsius Therapeutics Inc., a company focused on discovering precision therapeutics for oncology and autoimmune diseases and worked with the founding team from March 2018 to March 2019. Dr. McCracken currently serves as a board member of Alterome Therapeutics, Inc., Airna, Inc., Ambagon Therapeutics, Inc., Alpha-9 Oncology, K36 Therapeutics, Inc. and was previously a board member of A2 Biotherapeutics, Inc., Be Biopharma Inc., ImaginAB Inc. and board observer of ProfoundBio, Inc., Silverback Therapeutics, Inc. and IconOvir Bio, Inc. Dr. McCracken holds a Bachelor of Science in Biochemistry and Molecular Biology from the University of California, Davis and a Ph.D. in Pharmacology from the University of California, Los Angeles. We believe that Dr. McCracken’s expertise and experience in the venture capital industry, her experience as a director of biopharmaceutical companies and her educational background provide her with the qualifications and skills to serve on our Board.

Jake Simson, Ph.D. has served as a member of our Board since January 2020. Since December 2020, Dr. Simson has served as partner at RA Capital Management L.P., a multi-stage investment manager dedicated to evidence-based investing in public and private healthcare and life science companies developing drugs, medical devices, and diagnostics. Previously, Dr. Simson served as an associate, analyst and principal at RA Capital Management from July 2013 to December 2020. Dr. Simson has served on the board of directors of Janux Therapeutics, Inc. since March 2021, Bicara Therapeutics Inc. since March 2023 and Septerna, Inc. since June 2023 and currently serves as a director for the following privately held companies: Convergent Therapeutics Inc., Outpace Bio, Inc., Parabilis Medicines, Inc., and Vivace Therapeutics, Inc. Dr. Simson holds his Bachelor of Science in Materials Science and Engineering from MIT and a Ph.D. in Biomedical Engineering from Johns Hopkins University. In his doctoral research he investigated clinically translatable treatments for musculoskeletal tissue repair using injectable hydrogels. We believe that Dr. Simson’s expertise and experience in biotech investing, his experience as a director of biopharmaceutical companies and his educational background provide him with the qualifications and skills to serve on our Board.

Rehan Verjee has served as a member of our Board since June 2021. Mr. Verjee is currently the founding CEO of Precede Biosciences, a venture-backed, liquid-biopsy diagnostic and data company. Prior to founding Precede Biosciences, Mr. Verjee was a member of the Healthcare Executive Committee of Merck KGaA from October 2015 to March 2021. During this time, Mr. Verjee served as the President of EMD Serono and as the Chief Marketing and Strategy Officer for the Healthcare business of Merck KGaA. As the President of EMD Serono, Mr. Verjee led a significant enterprise through a period of transformation and growth that included the FDA approval and launch of four new medicines, including two medicines in oncology. As the Chief Marketing and Strategy Officer of Merck’s Healthcare business, Mr. Verjee was accountable for product and portfolio strategy across all specialty medicine therapeutic areas (oncology, neurology, immunology and infertility), a role that included co-chairing the R&D development committee (responsible for all R&D decisions from Phase 1 to approval), leading global business development (including delivering on a deal for a promising immunotherapy), chairing significant global R&D alliances, and having responsibility for the launches of new medicines across the major markets including the USA, the EU, China and Japan. Mr. Verjee is currently a member of the board of directors of the Massachusetts Biotechnology Council and of Precede Biosciences. Mr. Verjee holds a Master’s Degree in Molecular and Cellular Biochemistry from the University of Oxford in the U.K. We believe that Mr. Verjee’s experience as a senior executive in the life sciences industry and his educational background provide him with the qualifications and skills to serve on our Board.

Class I Directors (Terms to Expire at the 2028 Annual Meeting)

Todd Harris, Ph.D. has served as our President and Chief Executive Officer since November 2018 and as a member of our Board since August 2018. Prior to co-founding Tyra, Dr. Harris served in various roles, most recently as Head of Corporate Development at Sienna Biopharmaceuticals, Inc., a clinical-stage biopharmaceutical company, from January 2016 to July 2018 and as a director thereof from April 2013 to December 2019, and previously as the founder and Chief Executive Officer of Sienna (then called Sienna Labs) from April 2013 to January 2016. In September 2019, Sienna Biopharmaceuticals filed for voluntary petition to allow restructuring under Chapter 11 of the United States Bankruptcy Code and ceased its operations in December 2019. Before Sienna, Dr. Harris was a consultant at McKinsey & Company in the Health Care Practice Division from September 2008 to December 2012. Dr. Harris holds a Bachelor of Science Degree in Electrical Engineering from Brigham Young University, a Master of Science Degree in Bioengineering from the University of California, San Diego, and a Ph.D. in Medical Engineering and Medical Physics from Massachusetts Institute of Technology. We believe that Dr. Harris’ valuable expertise and the perspective he brings in his capacity as our President and Chief Executive Officer, his extensive experience and knowledge in the life sciences industry and his education provide him with the qualifications and skills to serve on our Board.

Adele M. Gulfo, has served as a member of our Board since January 2025. She most recently served as the Chief Executive Officer, Biopharma Commercial, Sumitomo Pharma America, Inc. from July 2023 to October 2024, where she led the organization across a diverse portfolio spanning oncology, urology, rare disease, neurology and women’s health. Previously, she served as Chief Commercial and Business Development Officer at Sumitovant Biopharma, Inc. (2020-2023) until its integration into Sumitomo Pharma. Prior to that she was Chief Commercial Development Officer at Roivant Sciences, where she played a key role in the formation of Sumitovant Biopharma and was instrumental in the launch preparations and commercialization of key brands, including ORGOVYX (prostate cancer), GEMTESA (overactive bladder), RETHYMIC (congenital athymia), and MYFEMBREE (women’s health). Prior to Roivant, Ms. Gulfo held several senior leadership roles at Pfizer, including President and General Manager of the company’s U.S. Primary Care Business Unit, President of Latin America, and Country Manager for its U.S. Biopharma Business, where she oversaw Market Access and Commercial Operations across the Primary Care, Specialty and Oncology divisions. Earlier in her career at Pfizer, she was instrumental in the development, launch, and commercialization of LIPITOR. Before joining Pfizer, Ms. Gulfo held multiple Vice President positions at AstraZeneca, including Commercial Readiness,

Business Development and the Cardiovascular Business Unit, where she led the launch and commercialization of CRESTOR. Ms. Gulfo currently serves as a member of the board of directors of New Amsterdam Pharma Co N.V. and Enpro Inc., and previously served on the boards of directors of Myovant Sciences, Bemis Company, Inc. (acquired by Amcor plc) and Medexus Pharmaceuticals Inc. She also currently serves on the board of Battelle, an applied science and technology organization, and on the Innovation Growth Board for Mass General Brigham. Ms. Gulfo holds a Bachelor of Science in Biology from Seton Hall University and an MBA in Marketing from Fairleigh Dickinson University. We believe that Ms. Gulfo’s expertise and experience as a senior executive in the biopharmaceutical industry, her experience as a director of companies in the life sciences and related industries and her educational background provide her with the qualifications and skills to serve on our Board.

S. Michael Rothenberg, M.D., Ph.D. has served as a member of our Board since May 2024. Dr. Rothenberg has served as Chief Medical Officer of insitro, inc. since February 2024. Prior to this, he held positions at Pfizer from March 2020 to January 2024, including Vice President and Head of Early Oncology Development and Clinical Research and Head of Early Clinical Development. Before his time at Pfizer, Dr. Rothenberg served in various roles at Loxo Oncology, Inc. from August 2015 to January 2020, including as Vice President of Research and Development and as Director of Research and Development. Prior to his work in biotechnology, he was a medical oncologist and cancer researcher at the Massachusetts General Hospital Cancer Center. Dr. Rothenberg received his B.A. in Chemistry from Yale University and earned his M.D. and Ph.D. from Stanford University. We believe that Dr. Rothenberg’s expertise and experience in the life sciences industry and his educational background provide him with the qualifications and skills to serve on our Board.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for each of the fiscal years ended December 31, 2020 through 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, and to have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2026. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

The Board unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

	Fiscal Years Ended December 31,
Fee Category	2025	2024
Audit Fees(1)	$681,398	$625,983
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$681,398	$625,983

(1)

Audit Fees consist of fees for the audit of our financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and the issuance of consents and comfort letters in connection with registration statements, including the filing of our registration statement on Form S-3.

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the Audit Committee, and all such services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2025. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

Report of the Audit Committee of the Board

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Tyra Biosciences, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Audit Committee and the Board also have recommended, subject to stockholder approval, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026.

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,

Audit Committee
Rehan Verjee, Chair
Melissa McCracken, Ph.D.
Robert More

Executive Officers

The following table identifies our executive officers as of April 2, 2026:

Name	Age	Position
Todd Harris, Ph.D.	46	President, Chief Executive Officer and Director
Bhavesh Ashar	57	Chief Operating Officer
Alan Fuhrman	69	Chief Financial Officer
Douglas Warner, M.D.	54	Chief Medical Officer

The following is biographical information for our executive officers other than Dr. Harris, whose biographical information is included under “Continuing Members of the Board of Directors”.

Bhavesh Ashar has served as our Chief Operating Officer since December 2025. Previously, he served as Chief Commercial Officer of SpringWorks Therapeutics, Inc. from March 2021 until September 2025, following its acquisition by Merck KGaA in July 2025. From May 2017 to March 2021, Mr. Ashar served as Senior Vice President, General Manager of U.S. Oncology for Bayer. Prior to that, Mr. Ashar served as Vice President, General Manager of U.S. Oncology for Sanofi Genzyme from May 2014 to April 2017 and as Vice President, Global Head of Transplant (Oncology Division) from December 2011 to April 2014, and earlier, held various roles of increasing responsibility at Sanofi Genzyme over an approximately 15-year tenure. Mr. Ashar received a Bachelor of Science degree in Mathematics from Imperial College in London and an MBA from the University of Chicago Booth School of Business.

Alan Fuhrman has served as our Chief Financial Officer from January 2023 until the present. From December 2017 until his retirement in June 2020, Mr. Fuhrman served as Chief Financial Officer of Amplyx Pharmaceuticals, Inc. Prior to Amplyx, Mr. Fuhrman served as Chief Financial Officer of Mirna Therapeutics,

Inc. from September 2015 to August 2017. Mr. Fuhrman also served as Chief Financial Officer of Ambit Biosciences Corporation from October 2010 to November 2014. Mr. Fuhrman served as a member of the board of directors of Checkmate Pharmaceuticals, Inc. from June 2019 until May 2022. Mr. Fuhrman also served as interim President and Chief Executive Officer of Checkmate Pharmaceuticals, Inc. from October 2021 through February of 2022. Mr. Fuhrman was a member of the board of directors and chair of the audit committee of SpringWorks Therapeutics, Inc. from August 2019 to July 2025; a member of the board of directors of Esperion Therapeutics, Inc. from March 2020 to May 2025; and a member of the board of directors and chairman of the audit committee of Loxo Oncology, Inc. from January 2015 to February 2019. Mr. Fuhrman received B.S. degrees in business administration and agricultural economics from Montana State University and practiced as a CPA with Coopers and Lybrand.

Douglas Warner, M.D. has served as our Chief Medical Officer since September 2024. Dr. Warner served as Chief Medical Officer of eFFECTOR Therapeutics, Inc. from August 2022 until June 2024. Previously, Dr. Warner held roles of increasing responsibility over 18 years at Amgen Inc. where he oversaw extensive clinical development programs in multiple indications across oncology and general medicine. In his most recent position at Amgen, Executive Medical Director, Group Product Area Lead, Dr. Warner provided development guidance and oversight over a broad portfolio of solid tumor immune-oncology and pathway inhibitor development programs that ranged from Phase 1 to marketed products. Prior to this position, Dr. Warner was the Global Development Lead for several products including Vectibix®, XGEVA®, and Prolia®. In this role, Dr. Warner led evidence generation and oversaw the design, execution, and analysis of studies across the phases of development, including large global Phase 3 trials, and was the clinical development leader for major regulatory filings worldwide. Dr. Warner is co-author on numerous peer-reviewed articles including those in The Lancet, The Lancet Oncology and The Journal of Clinical Oncology. He received his B.A. from the University of Pennsylvania, his M.D. from the Duke University School of Medicine, and his MBA from the UCLA Anderson School of Management.

Corporate Governance

General

The Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “For Investors” page of our website located at www.Tyra.bio, or by writing to our Secretary at our offices at 2656 State Street, Carlsbad, California 92008. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Director Independence

The Board currently consists of ten members. The Board has determined that all of our directors, other than Dr. Harris, are independent directors in accordance with the listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board Qualifications and Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) for election or appointment, the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board will consider personal and professional integrity, ethics and values and ability to make mature business judgments along with other factors the committee may deem to be relevant, such as:

•	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	experience as a board member of another publicly-held company;

•	professional and academic experience relevant to our industry;

•	strong leadership skills;

•	contribution to the range of relevant backgrounds, perspectives, experiences and expertise on the board;

•	experience in finance and accounting and/or executive compensation practices; and

•	whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.

Currently, the Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its range of experience in these various areas.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of our company and our stockholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate for at least one member of our Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our Board meet the definition of “independent director” under Nasdaq qualification standards. The Nominating and Corporate Governance Committee also believes it is appropriate for our President and Chief Executive Officer to serve as a member of our Board.

Identification and Evaluation of Nominees for Directors

The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise.

If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election or if the Board decides to expand the size of the Board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Corporate Governance Committee generally polls our Board and members of management for their recommendations. The Nominating and Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the Nominating and Corporate Governance Committee and by certain of our other independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee

evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound business judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to our Board.

The Nominating and Corporate Governance Committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders, and we do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by members of our Board, management or other parties are evaluated.

Under our Bylaws, a stockholder wishing to suggest a candidate for director should write to our Secretary and provide such information about the stockholder and the proposed candidate as is set forth in our Bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the Nominating and Corporate Governance Committee sufficient time to evaluate a recommended candidate and include the candidate in our proxy statement for the annual meeting, the recommendation should be received by our Corporate Secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “2027 Stockholder Proposals.”

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Tyra Biosciences, Inc., 2656 State Street, Carlsbad, California 92008.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend. Six members of our Board at the time attended our annual meeting of stockholders in 2025.

Board Leadership Structure—Separate Chairman

The Board is currently led by its Chairman, Robert More. The Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for our Company and the day-to-day leadership and performance of our Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. We believe that this separation of responsibilities provides a balanced approach to managing the Board and overseeing our Company.

The Board has concluded that our current leadership structure is appropriate at this time. However, the Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Role of Board in Risk Oversight Process
The Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable the Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by the Board as a whole.
Board Evaluation
Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to oversee a periodic assessment by the Board of the Board’s performance. As provided in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is responsible for establishing the evaluation criteria and implementing the process for such evaluation.
Code of Business Conduct and Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code in the “Corporate Governance” section of the “For Investors” page of our website located at www.Tyra.bio.
In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code.
Insider Trading Policy and Prohibition Against Pledging and Hedging
We have adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and other covered persons that are designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing rules, as applicable. A copy of our Insider Trading Compliance Policy and Procedures (“Insider Trading Policy”) is filed as an exhibit to our most recently filed Annual Report on Form
10-K.
It is our policy to comply with U.S. insider trading laws and regulations, including with respect to transactions in our own securities. In addition, our Insider Trading Policy prohibits our officers, directors and employees pledging our stock as collateral to secure loans and from engaging in hedging transactions, including prepaid variable forward contract, equity swaps, collars and exchange funds. It further prohibits margin purchases of our stock or placing our stock in a margin account, short sales of our stock, and any transactions in puts, calls or other derivative securities involving our stock.

Attendance by Members of the Board at Meetings

There were five (5) meetings of the Board during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of all meetings of the Board, and each director attended at least 75% of meetings of the committees on which such director served during the period in which he or she served as a director.

Committees of the Board

The Board has established four standing committees—Audit, Compensation, Nominating and Corporate Governance and Science and Technology—each of which operates under a charter that has been approved by the Board. The current members of each of the Board committees and committee Chairs are set forth in the following chart.

Name of Director	Audit		Compensation	Nominating and Corporate Governance	Science and Technology
Adele M. Gulfo			X
Gilla Kaplan, Ph.D.(1)				X	X
Melissa McCracken, Ph.D.	X				X
Susan Moran, M.D., M.S.C.E.			C		X
Robert More	X			C
S. Michael Rothenberg, M.D., Ph.D.					X
Jake Simson, Ph.D.				X	C
Rehan Verjee	C	†	X

(1)	Dr. Kaplan’s membership on the committees noted will end upon the end of her term as a Class II director as of the date of the Annual Meeting.
C	Committee Chairperson
†	Financial Expert

Audit Committee

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. This committee’s responsibilities include, among other things:

•	appointing our independent registered public accounting firm;

•	evaluating the qualifications, independence and performance of our independent registered public accounting firm;

•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;

•	discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;

•	reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing on a periodic basis, or as appropriate, any investment policy and recommending to the Board any changes to such investment policy;

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;

•	preparing the report that the SEC requires in our annual proxy statement;

•	discussing the Company’s policies with respect to risk assessment and risk management, including with respect to cybersecurity;

•	reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and

•	reviewing and evaluating, at least annually, the performance of the Audit Committee and its members including compliance of the Audit Committee with its charter.

The members of our Audit Committee are Mr. Verjee, Dr. McCracken and Mr. More. Mr. Verjee serves as the Chairperson of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has determined that Mr. Verjee is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The Board has determined each of Mr. Verjee, Dr. McCracken and Mr. More are independent under the applicable rules of the SEC and Nasdaq. All members of our Audit Committee are independent under Nasdaq rules and Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq, which the Audit Committee will evaluate and review at least annually. The Audit Committee met four (4) times during 2025. Both our external auditor and internal financial personnel meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee

Our Compensation Committee reviews, approves and recommends to the Board policies relating to compensation and benefits of our officers, employees and directors. The Compensation Committee approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The Compensation Committee also reviews and approves or makes recommendations to the Board regarding the issuance of stock options and other awards under our equity plan. In addition, the Compensation Committee periodically reviews and recommends to the Board compensation for service on the Board and any committees of the Board. The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation Committee will review and evaluate, at least annually, its charter, as well as review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.

The Compensation Committee has retained Aon Rewards Solutions (“Aon”), as its independent compensation consultant to advise the Compensation Committee on matters pertaining to director and executive compensation, including advising as to market levels and practices, plan design and implementation, comparable company data, consulting best practices and governance principles, as well as on matters related to employee equity compensation. Aon does not provide any other services to the Company. The Compensation Committee has determined, and Aon has affirmed, that Aon’s work does not present any conflicts of interest and that Aon is independent. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards.

The members of our Compensation Committee are Dr. Moran, Ms. Gulfo and Mr. Verjee. Dr. Moran serves as the Chairperson of the committee. Our Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met four (4) times during 2025.

Compensation Committee Interlocks and Insider Participation.

None of the members of our Compensation Committee is currently, or has at any time been, one of our officers or employees. None of our executive officers currently serves, or has served during the past fiscal year, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for assisting the Board in discharging the Board’s responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at our annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on the Board and any committees thereof. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to the Board concerning governance matters, oversight of the evaluation of the Board and reviewing and assisting the Board with oversight of matters relating to environmental, social and governance matters affecting the Company. The members of our Nominating and Corporate Governance Committee are Mr. More, Dr. Kaplan (until her term as a Class II director expires as of the date of the Annual Meeting) and Dr. Simson. Mr. More serves as the Chairperson of the committee. The Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq relating to Nominating and Corporate Governance Committee independence. The Nominating and Corporate Governance Committee operates under a written charter, which the Nominating and Corporate Governance Committee will review and evaluate at least annually. The Nominating and Corporate Governance Committee met three (3) times during 2025.

Science and Technology Committee

The Science and Technology Committee assists the Board’s oversight of the strategic direction of the Company’s research and development activities. This committee’s responsibilities include, among other things:

•	reviewing, evaluating and advising the Board on the overall strategy, direction and effectiveness of the Company’s research and development programs and related investments;

•	providing feedback and analysis to Company management and personnel regarding, and assisting the Board regarding its oversight of, pre-clinical and clinical decision-making;

•

evaluating and advising the Board and management on the soundness, competitiveness and risks associated with products, programs and technologies in which the Company is, or is considering, investing its efforts; and

•	reviewing and advising the Board on the Company’s current and potential internal and external programs and investments in science and technology.

The members of our Science and Technology Committee are Dr. Simson, Dr. Kaplan (until her term as a Class II director expires as of the date of the Annual Meeting), Dr. McCracken, Dr. Moran and Dr. Rothenberg. Dr. Simson serves as the Chairperson of the committee. The Science and Technology Committee operates under a written charter, which the Science and Technology Committee will review and evaluate periodically. The Science and Technology Committee met four (4) times during 2025.

Executive and Director Compensation

Overview

Our named executive officers for 2026, which consist of each person who served as our principal executive officer during 2025 and our next two most highly compensated executive officers who were serving as executive officers at the end of 2025, were:

•	Todd Harris, Ph.D., Chief Executive Officer;

•	Douglas Warner, M.D., Chief Medical Officer; and

•	Bhavesh Ashar, Chief Operating Officer.

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2024 and 2025.

2025 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total
Todd Harris, Ph.D.	2025	658,000	4,568,037	325,710	15,250	5,566,997
Chief Executive Officer	2024	632,700	6,503,016	433,400	950	7,570,066
Douglas Warner, M.D.	2025	551,200	1,607,560	198,432	15,051	2,372,243
Chief Medical Officer	2024	165,625	4,469,114	90,465	313	4,725,517
Bhavesh Ashar (4)	2025	45,833	4,638,420	—	1,021	4,685,274
Chief Operating Officer

(1)

The amounts reported in the “Option Awards” column represent the aggregate grant date fair value of the stock options awarded to our named executive officers during the applicable fiscal year, calculated in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 6 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 2, 2026. The amounts reported in this column reflect the accounting cost for the awards and do not reflect the actual economic value that will be realized by our named executive officers upon the exercise of the stock options or the sale of the Common Stock underlying such awards. See “—Narrative to Summary Compensation Table—Equity-Based Incentive Awards.”

(2)	The amounts disclosed represent performance bonuses earned in the applicable year.
(3)

For 2025, includes matching contributions under the 401(k) plan in the following amounts: Dr. Harris, $14,000; Dr. Warner, $13,801; and Mr. Ashar, $917. For 2024 and 2025, also includes a $75 and $100, respectively, monthly telephone allowance for each named executive officer and life insurance premiums paid by our company for the benefit of each named executive officer for the applicable fiscal year.

(4)	Mr. Ashar was appointed Chief Operating Officer effective December 1, 2025. The salary amount for 2025 is pro-rated to reflect Mr. Ashar’s partial year of service.

Narrative to Summary Compensation Table

Annual Base Salary

The compensation of our named executive officers is generally determined and approved by the Compensation Committee of our Board. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Base salaries for our NEOs have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

In February 2025, the Compensation Committee approved increases to each of Drs. Harris’s and Warner’s base salary rates for 2025, as shown in the table below, with increases retroactive to January 1, 2025. Mr. Ashar was appointed Chief Operating Officer effective December 1, 2025 at the 2025 base salary rate reflected in the table below.

Named Executive Officer	2024 Base Salary Rate	2025 Base Salary Rate	Percentage Increase
Todd Harris, Ph.D.	$632,700	$658,000	4.0%
Douglas Warner, M.D.	$530,000	$551,200	4.0%
Bhavesh Ashar	—	$550,000	—

We expect that base salaries for our NEOs will be reviewed periodically by our Compensation Committee, with adjustments expected to be made generally in accordance with the considerations described above and to maintain base salaries at competitive levels.

Performance Bonus Opportunity

In addition to base salaries, in 2025, our named executive officers were eligible to receive annual performance-based cash bonuses, which were designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals.

The Compensation Committee has adopted an annual incentive plan (the “Bonus Plan”) under which our employees, including the NEOs, are eligible to receive annual cash bonus payments. The Bonus Plan provides for annual cash bonus opportunities and payouts based on the achievement of specific, pre-established corporate performance objectives and, for certain participants, may be based in part on individual performance. The Compensation Committee will establish the corporate performance objectives each year. An employee’s maximum bonus under the Plan may not exceed 150% of his or her target bonus, unless otherwise determined by the Compensation Committee (or our Chief Executive Officer, for non-executive employees). An employee’s target bonus and the weightings between corporate and individual achievement (if any) will be determined by the Compensation Committee (or our Chief Executive Officer, for non-executive employees) for each year during the term of the Bonus Plan. At the end of the year, our Compensation Committee will review our performance against each corporate goal and determine the extent to which we achieved each of our corporate goals.

In February 2025, the Compensation Committee approved an increase to Dr. Harris’s target bonus for 2025 from 50% to 55% of his then-current base salary. Dr. Warner’s target bonus for 2025 was 40% of his then-current base salary. The corporate goals the Compensation Committee established for 2025 related to clinical milestones and operational development. In February 2026, our Compensation Committee determined that the 2025 goals were achieved at 90% and awarded cash bonuses to each of Drs. Harris and Warner based on this assessment in the amount of $325,710 and $198,432, respectively. Mr. Ashar was not eligible to receive an annual performance bonus in 2025. Commencing in 2026, Mr. Ashar’s target bonus is 40% of his then-current base salary.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees, including our executive officers. The Board or an authorized committee thereof is responsible for approving equity grants.

We grant equity awards under the terms of our 2021 Incentive Award Plan (the “2021 Plan”).

In August 2025, our Compensation Committee granted options to Drs. Harris and Warner to purchase 570,000 and 200,000 shares, respectively, of our Common Stock pursuant to the 2021 Plan. The options granted to Dr. Harris vest in substantially equal monthly installments over a period of four years following the grant date (August 7, 2025), subject to his continuous service with us as of each such vesting date. The option granted to

Dr. Warner vests over a period of four years, with 25% of the shares underlying the option vesting on August 7, 2026, and the remaining shares vesting in equal monthly installments thereafter, subject to his continuous service with us as of each such vesting date. In addition, in December 2025, our Compensation Committee granted an option to Mr. Ashar to purchase 300,000 shares of our Common Stock pursuant to the 2021 Plan in connection with his commencement of employment with us. The option vests over a period of four years, with 25% of the shares underlying the option vesting on December 1, 2026, and the remaining shares vesting in equal monthly installments thereafter, subject to his continuous service with us as of each such vesting date.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table presents information regarding the outstanding stock options held by each of our named executive officers as of December 31, 2025.

Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Todd Harris, Ph.D.	3/10/2021	(1)	555,039	—	2.25	3/9/2031
	11/2/2021	(1)	215,038	—	24.15	11/1/2031
	11/2/2021	(2)	25,884	—	24.15	11/1/2031
	9/6/2022	(1)	219,375	50,625	7.14	9/5/2032
	7/28/2023	(1)	199,375	130,625	14.35	7/27/2033
	8/14/2024	(1)	130,000	260,000	21.57	8/13/2034
	8/7/2025	(1)	47,500	522,500	10.75	8/6/2035

Douglas Warner, M.D.	9/9/2024	(3)	81,250	178,750	21.51	9/8/2034
	8/7/2025	(3)	—	200,000	10.75	8/6/2035

Bhavesh Ashar	12/1/2025	(3)	—	300,000	20.81	11/30/2035

(1)

The options vest in substantially equal monthly installments over a period of four years from the applicable vesting commencement date, subject to continued service through each vesting date. The vesting commencement date for the options granted on March 10, 2021 is March 5, 2021. The vesting commencement date for the other options is the grant date. The options may be subject to accelerated vesting in certain circumstances as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

(2)	The options granted on November 2, 2021 vested and became exercisable upon the filing of an Investigational New Drug Application for TYRA-300 with the Food and Drug Administration on June 24, 2022.
(3)

The options vest over a period of four years, with 25% of the shares vesting on the one-year anniversary of the grant date, and the remaining shares underlying the options vesting in equal monthly installments thereafter, subject to the executive’s continued service. The options may be subject to accelerated vesting in certain circumstances as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

Employment Arrangements with our Named Executive Officers

Dr. Harris. We have entered into an employment agreement with Dr. Harris which governs the terms of his employment with us.

Dr. Harris’ employment agreement provides for the following benefits in connection with a change in control (as such term is defined below). In the event of a change in control, the vesting of Dr. Harris’ then outstanding unvested equity awards will accelerate as of immediately prior to such change in control with respect to 50% of the unvested shares of our Common Stock underlying these equity awards. The remaining 50% of the unvested shares of Common Stock underlying these equity awards will continue to vest at the same rate as immediately prior to the change in control, subject to Dr. Harris’ continued employment with us or our successor through the applicable vesting date. Any portion of Dr. Harris’ outstanding equity awards that remains unvested as of the first anniversary of the change in control will vest in full, subject to Dr. Harris’ continued employment with us or our successor through such first anniversary.

Regardless of the manner in which Dr. Harris’ employment terminates, he is entitled to receive amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and cash out of accrued but unused paid time-off, subject to his compliance with post-termination obligations. In addition, Dr. Harris is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations.

Dr. Harris’ employment agreement provides for severance benefits for certain terminations that arise during and outside a change in control period. Upon a termination without cause, due to death, due to disability, or resignation for good reason outside of a change in control period (as such terms are defined below), Dr. Harris is entitled to (i) a cash lump sum payment equal to 12 months of Dr. Harris’ current annual base salary plus Dr. Harris’ then target annual bonus, pro-rated based on the total number of days elapsed in the calendar year as of Dr. Harris’ date of termination, (ii) accelerated vesting of 50% of Dr. Harris’ unvested equity awards as of his date of termination, and (iii) payment or reimbursement of the COBRA premiums for Dr. Harris and his eligible dependents, or if COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 12 months or (b) the date Dr. Harris becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

Upon a termination without cause, due to death, due to disability, or resignation for good reason within 3 months prior to or 18 months after a change in control (such period, the change in control period), Dr. Harris is entitled to (i) a cash lump sum payment equal to 18 months of Dr. Harris’ current annual base salary plus 150% of Dr. Harris’ then target annual bonus, (ii) accelerated vesting of 100% of Dr. Harris’ unvested equity awards on the later to occur of (a) the date of his termination, or (b) the effective date of the change in control, and (iii) payment or reimbursement of the COBRA premiums for Dr. Harris and his eligible dependents, or if coverage under COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 18 months from Dr. Harris’ date of termination, or (b) the date Dr. Harris becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

For purposes of Dr. Harris’ employment agreement:

•

“cause” means (i) any material failure on the part of Dr. Harris (other than by reason of disability) to faithfully and professionally carry out his duties; (ii) Dr. Harris’ dishonesty or other misconduct, if such dishonesty or other misconduct is intended to or likely to materially injure the business or reputation of us; (iii) Dr. Harris’ conviction or no contest plea to any misdemeanor involving dishonesty, theft, fraud or moral turpitude, or any felony; (iv) Dr. Harris’ insobriety or illegal use of drugs, chemicals or controlled substances either (A) in the course of performing his duties and responsibilities or (B) otherwise materially affecting the ability of Dr. Harris to perform these duties and responsibilities; (v) Dr. Harris’ material breach of any written agreement with us or any of our affiliates or his material violation of our “code of conduct” or any other material written policy of our company; or (vi) any wanton or willful dereliction of duties by Dr. Harris.

•	“change in control” will have the meaning given to such term in the 2021 Plan.

•	“disability” means permanent and total disability within the meaning of Section 22(e) of the Internal Revenue Code.

•

“good reason” means (i) the material reduction of his annual base salary (other than as part of a reduction in the base salaries of all or substantially all our other similarly situated employees that is in the same proportion as the reduction in his annual base salary); (ii) a material reduction of Dr. Harris’ duties and responsibilities; (iii) our material breach of the employment agreement (other than a reduction of Dr. Harris’ annual base salary as part of a reduction in the base salaries of all or substantially all other similarly situated employees of our company that is in the same proportion as the reduction in his annual base salary); or (iv) the permanent, non-voluntary relocation of Dr. Harris’

principal place of employment that increases his one-way commute by more than 35 miles, provided, that, in each case, Dr. Harris will not be deemed to have good reason unless (A) Dr. Harris first provides the Board with written notice of the condition giving rise to good reason within 30 days of its initial occurrence, (B) we or the successor company fails to cure such condition within 10 days after receiving such written notice, and (C) Dr. Harris’ resignation based on such good reason is effective within 30 days after expiration of our 10 day cure period.

Dr. Warner and Mr. Ashar. We have entered into employment agreements with each of Dr. Warner and Mr. Ashar, which govern the terms of each of their employment with us (the “Other NEO Agreements”).

The Other NEO Agreements provide for the following benefits in connection with a change in control. In the event of a change in control, the vesting of each of the executive’s then outstanding unvested equity awards will accelerate as of immediately prior to such change in control with respect to 50% of the unvested shares of our Common Stock underlying these equity awards. The remaining 50% of the unvested shares of Common Stock underlying these equity awards will continue to vest at the same rate as immediately prior to the change in control, subject to each executive’s continued employment with us or our successor through the applicable vesting date. Any portion of each executive’s outstanding equity awards that remains unvested as of the first anniversary of the change in control will vest in full, subject to each executive’s continued employment with us or our successor through such first anniversary.

Regardless of the manner in which each executive’s employment terminates, he is entitled to receive amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and cash out of accrued but unused paid time-off, subject to compliance with the post-termination obligations. In addition, each executive is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations.

The Other NEO Agreements provide for severance benefits for certain terminations that arise during and outside a change in control period. Upon a termination without cause, due to death, due to disability, or resignation for good reason outside of a change in control period (as such terms are defined below), each executive is entitled to (i) a cash lump sum payment equal to 12 months of the executive’s current annual base salary plus the executive’s then target annual bonus, pro-rated based on the total number of days elapsed in the calendar year as of the executive’s date of termination, (ii) accelerated vesting of 50% of the executive’s unvested equity awards as of his date of termination, and (iii) payment or reimbursement of the COBRA premiums for the executive and his eligible dependents, or if coverage under COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 12 months from the executive’s date of termination, or (b) the date the executive becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

Under the Other NEO Agreements, upon a termination without cause, due to death, due to disability, or resignation for good reason within 3 months prior to or 18 months after a change in control (such period, the change in control period), the executive is entitled to (i) a cash lump sum payment equal to 18 months of the executive’s current annual base salary plus the executive’s then target annual bonus (ii) accelerated vesting of 100% of the executive’s unvested equity awards on the later to occur of (a) the date of his termination, or (b) the effective date of the change in control, and (iii) payment or reimbursement of the COBRA premiums for the executive and his eligible dependents, or if coverage under COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 12 months from the executive’s date of termination, or (b) the date the executive becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

For purposes of the Other NEO Agreements, “cause,” “change in control,” “change in control period,” “disability” and “good reason” have the same meaning as given to the terms in Dr. Harris’ employment agreement, as described above.

Each named executive officers’ employment agreement contains a one-year post-termination non-solicitation covenant.

Other Elements of Compensation

Health and Welfare and Retirement Benefits; Perquisites

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other employees. Other than the telephone allowances described in the footnotes to the 2025 Summary Compensation Table, we generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances.

401(k) Plan

Our named executive officers are eligible to participate in a defined contribution retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Code. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Commencing in 2025, we began making matching contributions under the 401(k) plan of 4% of eligible compensation deferred under the plan. Our Board may elect to adopt qualified or nonqualified benefit plans in the future, if it determines that doing so is in our best interests.

Nonqualified Deferred Compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our Board may elect to provide our officers and other employees with non-qualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Clawback Policy

In accordance with updated Nasdaq listing standards, our board of directors adopted a clawback policy applicable to incentive-based compensation granted to current and former executive officers of the Company, effective in October 2023. In the event of an accounting restatement to correct the Company’s material noncompliance with a financial reporting requirement, our clawback policy requires the Company to seek recovery of incentive-based compensation paid during the last three completed fiscal years in excess of what otherwise would have been received by any current or former executive officer based on a restated financial reporting measure, calculated on a pre-tax basis, other than in limited circumstances. The policy grants the board of directors or designated committee of the board of directors discretion to determine the manner of recovery.

Equity Award Timing Policies and Practices
Equity awards to employees are typically granted in connection with the Company annual award process in the third quarter of each year, as well as to new hires in connection with their commencement of employment. For new hires who are not officers, equity awards are typically made on the first trading day of the month immediately following the month of hire. We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the Compensation Committee before granting an equity award, the Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety. For all stock option awards, the exercise price is the closing price of our Common Stock on the Nasdaq Stock Market on the date of the grant (or if the grant date is not a trading day, then on the immediately preceding trading day).
The following table sets forth information regarding option grants made to Mr. Ashar during 2025, who was the only named executive officer to receive an option grant during 2025 within the period commencing four business days prior to and ending one business day following the filing by us of a Form
10-K,
Form
10-Q,
or Form
8-K
containing material nonpublic information as required under Item 402(x) of Regulation
S-K:

Name	Grant Date	Number of Securities Underling the Award (#)	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)(1)
Percentage increase (decrease) in the closing
market price of the securities underlying the
award between the trading day ending
immediately prior to the disclosure of material
nonpublic information and the trading day
beginning immediately following the disclosure
of material nonpublic information

Bhavesh Ashar	12/01/2025	300,000	20.81	4,638,420	(7.27%)

(1)
Represent the aggregate grant date fair value of the stock options awarded to our named executive officers during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 6 to our financial statements in our Annual Report on Form
10-K
for the fiscal year ended December 31, 2025, filed with the SEC on March 2, 2026.

Non-Employee
Director Compensation
Our Board and our stockholders have adopted a
non-employee
director compensation policy, as amended from time to time by our Board, which provides for annual retainer fees and/or long-term equity awards for our non-employee
directors. In May 2025, our Board amended and restated the
non-employee
director compensation policy (the “Amended Director Compensation Policy”). Prior to the Board’s adoption of the Amended Director Compensation Policy, each non-employee
director received an annual retainer of $40,000. The chair of our Board received an additional annual retainer of $30,000.
Non-employee
directors serving as the chairs of the Audit, Compensation, Nominating and Corporate Governance, and Science and Technology Committees received additional annual retainers of $15,000, $10,000, $8,000, and $10,000, respectively. The non-employee
directors serving as members of the Audit, Compensation, Nominating and Corporate Governance, and Science and Technology Committees received additional annual retainers of $7,500, $5,000, $4,000, and $5,000, respectively. The non-employee
directors also received initial grants of options to purchase 37,200 shares of our Common Stock, vesting over three years, upon election to the Board, and thereafter annual grants of options to purchase 18,600 shares of our Common Stock, vesting in substantially equal monthly installments over the 12 months following the date of grant (or, in the event the next annual meeting of our stockholders occurs prior to the first anniversary of the date of grant, any remaining unvested portion of the annual award will vest on the date of such annual meeting of our stockholders). Awards to our non-employee
directors also vest in the event of a change in control.

Following the Board’s adoption of the Amended Director Compensation Policy, each non-employee director receives the same annual retainer fees and/or long-term equity awards as set forth in the preceding paragraph, except that: (1) the annual retainers that non-employee directors serving as the chairs of the Compensation, Nominating and Corporate Governance, and Science and Technology Committees receive have been increased to $12,000, $10,000, and $15,000, respectively; (2) the annual retainers that non-employee directors serving as members of the Compensation, Nominating and Corporate Governance, and Science and Technology Committees receive have been increased to $6,000, $5,000, and $7,500, respectively; (3) the initial grant of options that non-employee directors receive upon their election to the Board has been increased to 44,400 options; and (4) the annual grant of options that non-employee directors receive has been increased to 22,200 options.

Compensation under our non-employee director compensation policy is subject to the annual limits on non-employee director compensation set forth in the 2021 Plan. Our Board or its authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2021 Plan (which limits will not apply to any non-employee director that serves in any additional capacity with the company for which he or she receives compensation or any compensation paid to any non-employee director prior to the calendar year following the calendar year in which our initial public offering occurred). As provided in the 2021 Plan, our Board or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board or its authorized committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee directors.

The table below shows cash, equity or other compensation paid to our non-employee directors in the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($) (5)	Total ($)
Adele M. Gulfo (2)	42,204	—	421,517	90,000	553,721
Gilla Kaplan, Ph.D.	51,070	—	145,987	—	197,057
Nina Kjellson (3)	3,898	—	—	—	3,898
Melissa McCracken, Ph.D. (4)	—	—	—	—	—
Susan Moran, M.D., M.S.C.E.	57,285	—	145,987	—	203,272
Robert More	86,683	—	145,987	—	232,670
S. Michael Rothenberg, M.D., Ph.D.	46,478	—	145,987	—	192,465
Jake Simson, Ph.D.	57,548	—	145,987	—	203,535
Rehan Verjee	59,583	—	145,987	—	205,570

(1)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to the non-employee director during fiscal year 2025 calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 6 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 2, 2026. The amounts reported in this column reflect the accounting cost for the stock options and do not reflect the actual economic value that will be realized upon the vesting of the stock options, the exercise of the stock options or the sale of the Common Stock underlying such awards.

(2)	Ms. Gulfo joined our board on January 29, 2025.
(3)	Ms. Kjellson resigned from our Board on January 29, 2025.
(4)	Dr. McCracken has waived her right to receive compensation under our non-employee director compensation policy.
(5)

The reported amount consists of fees paid to Ms. Gulfo for pre-commercial strategic advisory services rendered outside her capacity as a member of the Board and provided under the Company’s standard consulting agreement with Ms. Gulfo.

The table below shows the aggregate numbers of outstanding option awards (exercisable and unexercisable) held as of December 31, 2025 by each individual who served as a non-employee director in 2025.

Name	Options Outstanding at Fiscal Year End
Adele M. Gulfo	37,200
Gilla Kaplan, Ph.D.	137,267
Nina Kjellson	—
Melissa McCracken, Ph.D.	—
Susan Moran, M.D., M.S.C.E.	59,400
Robert More	69,800
S. Michael Rothenberg, M.D., Ph.D.	59,400
Jake Simson, Ph.D.	69,800
Rehan Verjee	137,267

Equity Compensation Plan Information

The following table provides information on our equity compensation plans as of December 31, 2025. As of December 31, 2025, we had three equity compensation plans, consisting of the 2021 Plan, the Tyra Biosciences, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) and the Tyra Biosciences, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), in place under which shares of our Common Stock were authorized for issuance detailed as follows:

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	13,617,445	(1)	$12.58	(2)	3,480,697	(3)
Equity compensation plans not approved by security holders	—		—		—

Total	13,617,445		$12.58		3,480,697

(1)

Includes 12,331,317 shares of Common Stock that were subject to outstanding option awards as of December 31, 2025 under the 2021 Plan and 1,286,128 shares of Common Stock that were subject to outstanding option awards as of December 31, 2025 under the 2020 Plan.

(2)	Represents the weighted-average exercise price of outstanding options.
(3)

Includes 1,528,992 shares of Common Stock available for issuance under the 2021 Plan and 1,951,705 shares of Common Stock available for issuance under the 2021 ESPP (all of which were eligible for purchase pursuant to the offering period in effect on December 31, 2025). This amount does not include any additional shares that may become available for future issuance under the 2021 Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years through 2031 by the number of shares equal to the lesser of (i) 5% of the total outstanding shares of our Common Stock as of the immediately preceding December 31 and (ii) such smaller number of shares as is determined by our Board. Additionally, this amount does not include any additional shares that may become available for future issuance under the 2021 ESPP pursuant to the automatic increase to the share reserve on January 1 of each calendar year through 2031 by the number of shares equal to the lesser of (i) 1% of the total outstanding shares of our Common Stock as of the immediately preceding December 31 and (ii) such smaller number of shares as determined by our Board.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our Common Stock at March 31, 2026 for:

•	each of our directors;

•	each of our Named Executive Officers;

•	all of our current directors and executive officers as a group; and

•	each period, or group of affiliated persons, who beneficially owned more than 5% of our outstanding Common Stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of Common Stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 59,469,687 shares of Common Stock outstanding as of March 31, 2026. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants or other rights held by that person or entity that are currently exercisable within 60 days of March 31, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Tyra Biosciences, Inc., 2656 State Street, Carlsbad, California 92008.

	Shares Beneficially Owned
Beneficial Owner	Number	Percentage
5% or Greater Stockholders
Entities affiliated with RA Capital Healthcare Fund, L.P. (1)	12,268,425	20.6%
Entities affiliated with FMR LLC (2)	7,747,647	13.0%
Nextech VI Oncology SCSp (3)	4,055,861	6.8%
Alta Partners NextGen Fund II, L.P. (4)	3,823,425	6.4%
Entities affiliated with Commodore Capital LP (5)	3,375,000	5.7%
Entities affiliated with Canaan XI L.P. (6)	3,374,329	5.7%
Entities affiliated with Farallon Capital Partners, L.P. (7)	2,984,818	5.0%
Named Executive Officers and Directors
Todd Harris, Ph.D. (8)	2,913,342	4.8%
Bhavesh Ashar	—	—
Douglas Warner, Ph.D. (9)	108,333	*
Habib J. Dable (10)	1,233	*
Adele M. Gulfo (11)	20,533	*
Gilla Kaplan, Ph.D. (12)	98,031	*
Melissa McCracken, Ph.D.	—	—
Susan Moran, M.D., M.S.C.E. (13)	47,000	*
Robert More (4) (14)	3,893,225	6.5%
S. Michael Rothenberg, M.D., Ph.D. (15)	47,000	*
Jake Simson, Ph.D. (16)	69,800	*
Rehan Verjee (17)	137,267	*
All current directors and executive officers as a group (13 persons) (18)	7,779,182	12.5%

*	Less than 1%.
(1)

Based on information contained in the Schedule 13D/A filed with the SEC on March 6, 2026 by entities affiliated with RA Capital. Consists of (i) 10,259,291 shares of our Common Stock held directly by RA Capital Healthcare Fund, L.P. (the “Fund”); (ii) 442,721 shares of our Common Stock held by a separately managed account (the “Account”); (iii) 1,496,613 shares of our Common Stock held by RA Capital Nexus Fund, L.P. (the “Nexus Fund”); and (iv) 69,800 shares of our Common Stock underlying stock options exercisable within 60 days of March 31, 2026 held by Jake Simson, a member of our Board, for the benefit of RA Capital Management, L.P. (“RA Capital”). The total amount of shares beneficially owned does not include any shares of our Common Stock underlying pre-funded warrants described below. The Fund holds pre-funded warrants to purchase 1,538,457 shares of our Common Stock and pre-funded warrants issued in connection with an exchange agreement to purchase 1,000,000 shares of our Common Stock. All of the pre-funded warrants contain a provision which precludes exercise of the warrants to the extent that, following exercise, the Fund, together with its affiliates and other attribution parties, would beneficially own more than 19.99% of our Common Stock outstanding. The Fund is currently prohibited from exercising any of the pre-funded warrants by virtue of such beneficial ownership blocker. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund, and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the controlling persons. RA Capital serves as investment advisor for the Fund, the Account, and the Nexus Fund and may be deemed a beneficial owner, for purposes of Section 13(d) of the Exchange Act, of any of our securities held by the Fund, the Account, or the Nexus Fund. The Fund and the Nexus Fund have delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s and the Nexus Fund’s portfolio, including the shares of our Common Stock reported herein. Because the Fund and the Nexus Fund have divested themselves of voting and investment power over the reported securities they hold and may not revoke that delegation on less than 61 days’ notice, the Fund and the Nexus Fund disclaim beneficial ownership of the securities they hold for purposes of Section 13(d) of the Exchange Act and therefore disclaim any obligation to report ownership of the reported securities under Section 13(d) of the Exchange Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of any of our securities beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the securities listed above other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The principal business address for each of the entities listed above is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.
(2)

Based on information contained in the Schedule 13G filed with the SEC on April 7, 2026 by entities affiliated with FMR LLC. FMR LLC has sole voting power over 7,741,957 shares of our Common Stock and sole dispositive power over 7,747,647.96 shares of our Common Stock. Abigail P. Johnson has sole dispositive power over 7,747,647.96 shares of our Common Stock. The principal business address of FMR, LLC is 245 Summer Street, Boston, Massachusetts, 02210.

(3)

Based on information contained in the Schedule 13G/A filed with the SEC on November 14, 2024 by Nextech VI Oncology SCSp (“Nextech VI LP”). Consists of 4,055,861 shares of our Common Stock held by Nextech VI LP. Nextech VI GP S.à.r.l. (“Nextech VI GP“) serves as the sole general partner of Nextech VI LP and has sole voting and investment control over the shares owned by Nextech VI LP and may be deemed to own beneficially the shares held by Nextech VI LP. Nextech VI GP owns no securities of the Company directly. Ian Charoub Rocco, Costas Constantinides and Rocco Sgobbo are members of the board of managers of Nextech VI GP and share voting and dispositive power over the shares held by Nextech VI LP, and may be deemed to own beneficially the shares held by Nextech VI LP. The members of the board of managers own no securities of the Company directly. The principal business address of Nextech VI LP is: 8 rue Lou Hemmer, L-1748 Luxembourg-Findel, Gran-Duché de Luxembourg.

(4)

Based on information contained in the Schedule 13D filed with the SEC on September 27, 2021 by entities affiliated with Alta Partners NextGen Fund II, L.P. (“APNG II”) and the Form 4 filed with the SEC on December 19, 2025 by Robert More regarding securities held directly by APNG II. Consists of 3,823,425 shares of our Common Stock held by APNG II. Alta Partners Nextgen Fund II Management, LLC (“APNG II Management”) is the general partner of APNG II. Peter Hudson, Daniel Janney and Robert More, a member of our Board, as Managing Members of APNG II Management, share voting and investment authority over the shares held by APNG II. The principal address for entities listed above is 115 W Snow King Avenue, Suite 101B, Jackson, Wyoming 83001.

(5)

Based on information contained in the Schedule 13G/A filed with the SEC on November 14, 2025 by entities affiliated with Commodore Capital LP. Consists of 3,375,000 shares of our Common Stock held by each of Commodore Capital LP (the “Firm”), Commodore Capital Master LP (“Commodore Master”), Michael Kramarz and Robert Egen Atkinson. The Firm is the investment manager to Commodore Master and may be deemed to beneficially own these securities. Michael Kramarz and Robert Egen Atkinson are the managing partners of the Firm and exercise investment discretion with respect to these securities. The address for Commodore Capital LP, Robert Egen Atkinson, and Michael Kramarz is 444 Madison Avenue, Floor 35, New York, NY 10022. The address for Commodore Capital Master LP is c/o Maples Corporate Services Limited, Ugland House, South Church Street, PO Box 309, Grand Cayman KY1-1104, Cayman Islands.

(6)

Based on information contained in the Schedule 13G/A filed with the SEC on February 13, 2026 by entities affiliated with Canaan XI L.P. (“Canaan XI”). Consists of (i) 2,930,444 shares of our Common Stock held by Canaan XI and (ii) 443,885 shares of our Common Stock held by Canaan 2020+ Co-Investment L.P.—Series 7 (“Canaan Series 7”). Canaan Partners XI LLC (“Canaan XI GP”) is the general partner of Canaan XI and may be deemed to beneficially own 2,930,444 shares of Common Stock. Canaan Partners 2020+ Co-Investment, LLC (“Canaan 2020+GP”) is the general partner of Canaan Series 7 and may be deemed to beneficially own 443,885 shares of Common Stock. The principal business address for each of the entities listed above is 885 Oak Grove, Suite 201, Menlo Park, California 94025.

(7)

Based on information contained in the Schedule 13G filed with the SEC on February 20, 2026 by entities affiliated by Farallon Capital Partners, L.P. Consists of (i) 505,122 shares of our Common Stock held by Farallon Capital Partners, L.P. (“FCP”); (ii) 650,679 shares of our Common Stock held by Farallon Capital Institutional Partners, L.P. (“FCIP”); (iii) 120,651 shares of our Common Stock held by Farallon Capital Institutional Partners II, L.P. (“FCIP II”); (iv) 94,197 shares of our Common Stock held by Farallon Capital Institutional Partners III, L.P. (“FCIP III”); (v) 120,497 shares of our Common Stock held by Four Crossings Institutional Partners V, L.P. (“FCIP V”); (vi) 1,272,095 shares of our Common Stock held by Farallon Capital Offshore Investors II, L.P. (“FCOI II”); (vii) 155,953 shares of our Common Stock held by Farallon Capital F5 Master I, L.P. (“F5MI”); (viii) 65,624 shares of our Common Stock held by Farallon

Capital (AM) Investors, L.P. (“FCAMI” and together with FCP, FCIP, FCIP II, FCIP III, FCIP V, FCOI II, and F5MI, the “Farallon Funds”); (ix) 2,828,865 shares of our Common Stock held by Farallon Partners, L.L.C. (the “Farallon General Partner”), which is (i) the general partner of each of FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI, and (ii) the sole member of the FCIP V General Partner (as defined below), with respect to the shares of our Common Stock held by each of the Farallon Funds other than F5MI; (x) 120,497 shares of our Common Stock held by Farallon Institutional (GP) V, L.L.C. (the “FCIP V General Partner”), which is the general partner of FCIP V, with respect to the Shares held by FCIP V; and (xi) 155,953 shares of our Common Stock held by Farallon F5 (GP), L.L.C. (the “F5MI General Partner”), which is the general partner of F5MI, with respect to the Shares held by F5MI. The following persons, are a managing member or senior managing member, as the case may be, of the Farallon General Partner, and a manager or senior manager, as the case may be, of the FCIP V General Partner and the F5MI General Partner, with respect to the shares of our Common Stock held by the Farallon Funds: Joshua J. Dapice (“Dapice”); Philip D. Dreyfuss (“Dreyfuss”); Hannah E. Dunn (“Dunn”); Varun N. Gehani (“Gehani”); Nicolas Giauque (“Giauque”); Avner A. Husen (“Husen”); David T. Kim (“Kim”); Michael G. Linn (“Linn”); Patrick (Cheng) Luo (“Luo”); Thomas G. Roberts, Jr. (“Roberts”); Edric C. Saito (“Saito”); Daniel S. Short (“Short”); Andrew J. M. Spokes (“Spokes”); John R. Warren (“Warren”); and Mark C. Wehrly (“Wehrly”). Dapice, Dreyfuss, Dunn, Gehani, Giauque, Husen, Kim, Linn, Luo, Roberts, Saito, Short, Spokes, Warren and Wehrly are together referred to herein as the “Farallon Individual Reporting Persons.” The shares of our Common Stock reported hereby for the Farallon Funds are held directly by the Farallon Funds. The Farallon General Partner, as the general partner of FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI and the sole member of the FCIP V General Partner, may be deemed to be a beneficial owner of all such shares held by the Farallon Funds other than F5MI. The FCIP V General Partner, as the general partner of FCIP V, may be deemed to be a beneficial owner of all such shares held by FCIP V. The F5MI General Partner, as the general partner of F5MI, may be deemed to be a beneficial owner of all such shares held by F5MI. Each of the Farallon Individual Reporting Persons, as a managing member or senior managing member, as the case may be, of the Farallon General Partner and a manager or senior manager, as the case may be, of the FCIP V General Partner and the F5MI General Partner, in each case with the power to exercise investment discretion, may be deemed to be a beneficial owner of all such shares held by the Farallon Funds. Each of the Farallon General Partner, the FCIP V General Partner, the F5MI General Partner and the Farallon Individual Reporting Persons hereby disclaims any beneficial ownership of any such Shares. The address of the principal business office of each of the entities affiliated with Farallon Capital Partners, L.P. is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.
(8)

Consists of (i) 1,358,631 shares of our Common Stock held directly and (ii) 1,554,711 shares of Common Stock underlying stock options held by Dr. Harris that are exercisable within 60 days of March 31, 2026.

(9)	Consists of 108,333 shares of our Common Stock underlying stock options held by Dr. Warner that are exercisable within 60 days of March 31, 2026.
(10)	Consists of 1,233 shares of our Common Stock underlying stock options held by Mr. Dable that are exercisable within 60 days of March 31, 2026.
(11)

Consists of (i) 4,000 shares of our Common Stock held directly and (ii) 16,533 shares of our Common Stock underlying stock options held by Ms. Gulfo that are exercisable within 60 days of March 31, 2026.

(12)

Consists of (i) 28,231 shares of our Common Stock held directly and (ii) 69,800 shares of our Common Stock underlying stock options held by Dr. Kaplan that are exercisable within 60 days of March 31, 2026.

(13)	Consists of 47,000 shares of our Common Stock underlying stock options held by Dr. Moran that are exercisable within 60 days of March 31, 2026.
(14)	Consists of 69,800 shares of Common Stock underlying stock options held by Mr. More that are exercisable within 60 days of March 31, 2026.
(15)	Consists of 47,000 shares of Common Stock underlying stock options held by Dr. Rothenberg that are exercisable within 60 days of March 31, 2026.
(16)

Consists of 69,800 shares of Common Stock underlying stock options held by Dr. Simson that are exercisable within 60 days of March 31, 2026. Under Dr. Simson’s arrangement with RA Capital, Dr. Simson holds the stock options for the benefit of the Fund, the Nexus Fund and the Account. Dr. Simson is obligated to turn over to RA Capital any net cash or stock received upon exercise of the stock options, which will offset advisory fees owed by the Fund, the Nexus Fund and the Account. Dr. Simson therefore disclaims beneficial ownership of any stock options and underlying Common Stock.

(17)	Consists of 137,267 shares of Common Stock underlying stock options held by Mr. Verjee that are exercisable within 60 days of March 31, 2026.
(18)

Includes the shares described in footnotes 4 and 8 through 17, 16,164 shares of our Common Stock held directly by Alan Fuhrman and 427,254 shares of Common Stock underlying stock options held by Mr. Fuhrman that are exercisable within 60 days of March 31, 2026.

Certain Relationships and Related Person Transactions

The following is a summary of transactions entered into or existing since January 1, 2024 to which we have been a party in which the amount involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Investor Agreements

We entered into an amended and restated investors’ rights agreement in March 2021 (the “IRA”), with the holders of our convertible preferred stock and certain holders of our Common Stock, including the holders of more than 5% of our capital stock listed above as well as entities with which certain of our directors are affiliated. This agreement provides for certain rights relating to the registration of their shares of Common Stock issued upon conversion of their convertible preferred stock and certain additional covenants made by us.

2024 Private Placement

On February 6, 2024, we completed a private placement of (i) 9,286,023 shares of Common Stock at a price of $13.01 per share of Common Stock and (ii) pre-funded warrants to purchase up to 6,087,230 shares of Common Stock, at a price of $13.009 per pre-funded warrant, for gross proceeds of approximately $200.0 million (the “2024 Private Placement”), before deducting offering expenses. Each pre-funded warrant has an exercise price of $0.001 per share of Common Stock, was immediately exercisable on the date of issuance and will not expire. The following table sets forth the aggregate number of shares acquired by related persons in the 2024 Private Placement:

Name of Securityholder	Shares of Common Stock	Pre-Funded Warrants	Aggregate Purchase Price
Entities affiliated with RA Capital Management, L.P. (1)	3,180,155	1,538,457	$61,387,603.67
Nextech VI Oncology SCSp (2)	1,537,279		$19,999,999.79
Entities affiliated with FMR, LLC (3)	1,430,621		$18,612,379.21
Entities affiliated with BVF Partners L.P. (4)	1,921,599		$25,000,002.99
Entities affiliated with Boxer Capital, LLC (5)	63,412	705,280	$9,999,977.64

(1)

RA Capital Healthcare Fund, L.P. and RA Capital Nexus Fund, L.P. are affiliates of RA Capital, and RA Capital is a holder of 5% or more of our capital stock. Jake Simson, Ph.D. is a Partner at RA Capital and a member of our Board.

(2)	Melissa McCracken, Ph.D., who is a member of our Board, is a Principal at Nextech Invest Ltd. (an affiliate of Nextech VI Oncology SCSp).
(3)	Entities affiliated with FMR LLC hold 5% or more of our capital stock.
(4)	At the time of the 2024 Private Placement, entities affiliated with BVF Partners L.P. held 5% or more of our capital stock.
(5)

MVA Investors, LLC is affiliated with Boxer Capital, LLC. Boxer Capital, LLC and MVA Investors, LLC together, at the time of the 2024 Private Placement, held 5% or more of our capital stock. Siddarth Subramony, Ph.D. is a Managing Director of Boxer Capital, LLC and at the time of the 2024 Private Placement was a member of our Board. During the years ended December 31, 2024 and 2025, Boxer Capital, LLC exercised in cashless transactions all 705,280 pre-funded warrants it purchased in the 2024 Private Placement, which resulted in an aggregate of 705,236 shares of our Common Stock being issued.

Exchange Agreement

On October 18, 2024, we entered into an exchange agreement with Boxer Capital, LLC and RA Capital Healthcare Fund, L.P. pursuant to which (i) Boxer Capital, LLC agreed to exchange 2,000,000 shares of our Common Stock for one or more pre-funded warrants to acquire an aggregate of 2,000,000 shares of Common Stock and (ii) RA Capital Healthcare Fund, L.P. agreed to exchange 1,000,000 shares of Common Stock for one or more pre-funded warrants to acquire an aggregate of 1,000,000 shares of Common Stock (each of such pre-funded warrants an “Exchange Warrant” and collectively the “Exchange Warrants”, and such exchanges of Common Stock for Exchange Warrants collectively the “Exchange”). Each Exchange Warrant has an exercise price of $0.001 per share of Common Stock, was immediately exercisable on the date of issuance and will not expire. No cash was exchanged related to the transaction. The Exchange closed on October 22, 2024. Entities affiliated with RA Capital Healthcare Fund, L.P. hold 5% or more of our capital stock, and entities affiliated with

Boxer Capital, LLC held 5% or more of our capital stock at the time of the transaction. During the year ended December 31, 2025, Boxer Capital LLC exercised in cashless transactions all 2,000,000 Exchange Warrants held by it, which resulted in an aggregate of 1,999,833 shares of our Common Stock being issued.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Our Amended and Restated Certificate of Incorporation and Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Stock Option Grants to Executive Officers and Directors

We have granted stock options to our executive officers and certain of our directors as more fully described in the section entitled “Executive and Director Compensation.”

Policies and Procedures for Related Person Transactions

The Board adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years) and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The IRA occurred prior to the adoption of this policy.

2027 Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2656 State Street, Carlsbad, California 92008 in writing not later than December 18, 2026, which is 120 days prior to the one-year anniversary of the mailing date of the proxy statement for the Annual Meeting, unless the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement.

Stockholders intending to present a proposal at the 2027 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2027 annual meeting of stockholders no earlier than the close of business on January 28, 2027 and no later than the close of business on February 27, 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 annual meeting of stockholders is more than 30 days before or more than 60 days after May 28, 2027, then our Secretary must receive such written notice not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the 2027 annual meeting, or if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 29, 2027, which is 60 days prior to the one-year anniversary of the date of the 2026 annual meeting.

We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 annual meeting. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

No Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee of the Board” to the extent permitted by the rules of the SEC will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, references to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this proxy statement. Information on our website, other than our proxy statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Tyra’s Annual Report on Form 10-K

A copy of Tyra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements thereto but not including exhibits, as filed with the SEC, will be sent to any beneficial owners of our Common Stock on the Record Date as determined on April 2, 2026 without charge upon written request addressed to:

Tyra Biosciences, Inc.

Attention: Secretary

2656 State Street

Carlsbad, CA 92008

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxydocs.com/TYRA. We make available free of charge on our website all of our filings that are made electronically with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025. These materials can be found at www.Tyra.bio under the “For Investors” section.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of our Common Stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received, we believe that for the fiscal year ended December 31, 2025, all Reporting Persons complied with all applicable Section 16(a) filing requirements.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Alan Fuhrman

Chief Financial Officer

Carlsbad, California

April 17, 2026

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC The undersigned hereby appoints Todd Harris, Ph.D. and Alan Fuhrman (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Tyra Biosciences, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the Board of Directors PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Tyra Biosciences, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 2, 2026 Thursday, May 28, 2026 10:00 AM, Pacific Time The Annual Meeting will be held live via webcast - Please visit www.proxydocs.com/TYRA for more details. P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/TYRA • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-485-1932 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/TYRA YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 10:00 AM, Pacific Time, May 28, 2026. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Tyra Biosciences, Inc. Annual Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect three directors to serve as Class II directors for a three-year term expiring at the 2029 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. FOR WITHHOLD 1.01 Habib J. Dable #P2# #P2# FOR 1.02 Susan Moran, M.D., M.S.C.E. #P3# #P3# FOR 1.03 Robert More #P4# #P4# FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. #P5# #P5# #P5# FOR 3. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting. Proposal_Page - VIFL Authorized Signatures - Must be completed for your instructions to be executed. You must register to attend the meeting online and/or participate at www.proxydocs.com/TYRA. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2